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PLAYBOY

Investor Presentation

PLBY Group, Inc.

NASDAQ: PLBY

MARCH 2025

Legal Disclaimer

This presentation (this "Presentation") is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation of PLBY Group, Inc. and its Playboy business (collectively, "Playboy" or the "Company") and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Playboy or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

INDUSTRY & MARKET DATA

Industry and market data used in this Presentation have been obtained from third party industry publications and sources as well as from research reports prepared for other purposes or the Company's internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change and the Company undertakes no obligation to update such data, except as required by law.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "model," "target," "goal," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Playboy's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Playboy. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements.

Most of these factors are outside Playboy's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company's shares of common stock on Nasdaq; (2) the risk that the Company's completed or proposed transactions disrupt the Company's current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company's ability to retain its key employees; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (7) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company's estimates of cash flows and the fair value of certain of its intangible assets, including goodwill; (8) risks related to the organic and inorganic growth of the Company's businesses, and the timing of expected business milestones; (9) changing demand or shopping patterns for the Company's products and services; (10) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (11) the Company's ability to comply with the terms of its indebtedness and other obligations; (12) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (13) other risks and uncertainties indicated from time to time in the Company's annual report on Form 10-K, including those under "Risk Factors" therein, and in the Company's other filings with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or the Company's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Playboy does not presently know or that Playboy currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Playboy's expectations, plans or forecasts of future events and views as of the date of this Presentation. Playboy anticipates that subsequent events and developments will cause Playboy's assessments to change. However, while Playboy may elect to update these forward-looking statements at some point in the future, Playboy specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Playboy's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

NO OFFER OR SOLICITATION

This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

One of the Most Recognizable Brands in the World



An Iconic Lifestyle Brand, 72 Years Young

Cross-Generational Brand Appeal

Broad Global Brand Awareness

Investment Highlights

1. *Globally recognized brand that is nearly impossible to replicate today*
2. *Stable base of high margin, recurring licensing revenue, 86% in the form of guarantees*[1]
3. *Growth prospects in both new geographies and categories*
4. *Cash flow positive on a pro forma basis*[2]
5. *Significant enterprise and asset value in Honey Birdette*

[1] Based on estimated fiscal year 2025 licensing revenue
[2] Pro forma excludes $5 million of one-time transition services expenses related to the License & Management Agreement ("LMA") with Byborg Enterprises S.A. ("Byborg")

Emerging from a Multi-year Transformation



Shifted to Playboy-centered asset-light model

Licensed Adult operations to Byborg

Stabilized licensing in China

Improved Honey Birdette performance

Reduced corporate overhead

Strengthened the balance sheet

Generating Free Cash Flow Focusing on Growth in 2025

Shifting to Asset-Light Model and Reducing Debt

High margin licensing revenue becoming a larger percentage of our revenue, ~40% of total revenue in 2025

Fewer employees needed to run a licensing business, significantly lower operating expenses

Honey Birdette is the last remaining non-Playboy branded business we operate

Restructured our debt with further reductions expected from the proceeds of a pending equity investment[1]


2x
21%
40%
2024
2025e
Licensing as % of Total Revenue
-64%
98
35
2024
2025e
Playboy FT Employees²
(excludes Honey Birdette)
-46%
$184
$122
$100³
2023
2024
2025e
Net Debt
($s in millions)

[1] Byborg additional $25.4 million equity investment is subject to stockholder approval
[2] Personnel reductions anticipated after the transition of the Adult businesses to Byborg
[3] Includes proceeds from pending Byborg additional investment

Editorial is the Marketing that Drives the Brand

Low Cost, High Awareness



Content & Editorial Voice

↓

Brand Marketing & Growth

↓

Distribution		
Social	Print	Digital

↓

Monetization		
Licensing	Experiences	Franchises
Collaborations Apparel & Accessories Land Based Entertainment Gaming	*F1 Superbowl Art Basel Halloween Midsummer Night's Dream*	*Interviews After Dark 20 Questions Playmates*


COMPLETE GUIDE TO THE
HUMAN
POPULAR SCIENCE
PLAYBOY
WE'RE BACK
WITH LORI HARVEY
2025 PLAYMATE OF THE YEAR
asterisk

Return to Print is Key to the Strategy

Opens the door to work with talent, influencers and cultural leaders, who have large, existing audiences

Print draws in talent and partnerships

Allows Playboy to punch above its weight

Editorial is digital-first, but print keeps the brand aspirational

Magazine Leads to the Brand Ecosystem

Content: produce compelling content featuring our talent for social, multimedia, and print

Events: throw iconic events that drive sponsorship opportunities

Audience: leverage the audience of our talent to drive awareness

Commerce: work with licensees and co-branding partners


MUSIC
UPCOMING EVENTS

Expanding Franchises for New Revenue Opportunities

Playmate franchise as an example...


Sponsorships
Paid Fan Voting
Brand Hosts
Print Content / Social & Online
TV Shows
Commerce
Playmate
2025 CALENDAR
WHO WANTS TO BE A
PLAYBOY
CENTERFOLD
MODEL SEARCH
WE'RE BACK



Licensing is the Foundation of our Cash Flow



91%
2024 Licensing Gross Margin

Highly profitable licensing gross margins

86%
Percent of Total Licensing Revenue Guaranteed in 2025

Predictable and recurring revenue from guaranteed minimum royalties

40%
Expected Licensing Revenue as a Percent of Total in 2025

Focusing on our brand licensing business

Unlocking growth with best-in-class partners to expand categories & geographies

Licensed the Adult Business to Byborg Enterprises

As of January 1, 2025, Byborg became responsible for operation of Playboy's Adult businesses, including websites, linear TV channels and the Playboy Club creator platform

License entitles Playboy to minimum guaranteed royalties of $20 million per year for the next 15 years and excess royalties on net profits above certain levels

Byborg is assuming not only operation of the existing Playboy Adult businesses, but also has opportunities for Playboy-branded A.I. dating, live cams and other products and categories

Byborg is a Best-in-class Partner for the Adult Business

Byborg is a streaming, entertainment, and technology company

Most of Byborg's revenue is derived from adult and adjacent industries

Byborg will leverage its existing technology and infrastructure to position Playboy as a premium brand in its content ecosystem

- Live cams
- Photo and video websites
- Creator platforms
- A.I. dating (in development)

Byborg's ecosystem is extensive

- 80+ brands
- 1,200+ employees
- 70 million daily visitors

Expanding Playboy's Global Licensing Reach

2024 Revenue
($ in millions)

Top 4 countries generated 80% of licensing revenue in 2024[1]

Significant room for growth outside of North America and China given Playboy's international brand recognition



China
$11
$7.5
U.S. & Canada
EMEA
$2.2
India
$0.2
Latin America
$1.0
$0.9
Taiwan
$1.8
Other APAC:
Japan
Australia
Malaysia
Korea
Thailand

[1] Excludes digital licensing revenue from Byborg which began in 2025

Expanding Licensed Category Representation

Apparel & Accessories is our largest category, representing over 80% of our 2024 licensing revenue

Significant upside in categories, such as gaming, that were historically a meaningful revenue stream

Licensing deal with Byborg will increase digital licensing revenue as a percent of total

As we host events and experiences, we have an opportunity to further license land-based entertainment categories

Category	% of Licensing Revenue
Apparel & Accessories	80%
Gaming	6%
Home & Lifestyle	5%
Wellness	4%
Tobacco	2%
Beauty/Bath & Body	1%
Land-Based Entertainment	1%
Print Magazine	1%
Food & Beverage	0%
Digital	0%

Focused on Building Value

Honey Birdette


Gross Margin[1]
37%
41%
56%
2023
2024
Inventory[2]
($ in millions)
30%
$12.8
$8.9
2023
2024
Days-on-Sale[2]
30%
86
61
2023
2024
Adjusted Operating Income[1]
($ in millions)
$13.2
$2.7
($10.5)
2023
2024



In 2024, we focused on profitability and cash flow in our Direct-to-Consumer business

In 2025, we are focused on growth, with the U.S. having the most potential

[1] See our 2024 10-K for a reconciliation of DTC Operating income to DTC Adjusted Operating Income
[2] Honey Birdette stand alone

2024 Goals & Accomplishments

2024 Goals:

Shift to an asset-light model

License Adult operations

Stabilize licensing in China

Improve Honey Birdette's performance

Reduce corporate overhead

Strengthen the balance sheet

2024 Accomplishments:

✓ Continued to focus on a licensing model

✓ Added $20 million/yr guaranteed minimums over 15 years

✓ Replaced licensees terminated in 2023

✓ Returned to profitability

✓ Cut another $6 million of corporate overhead in 2024

✓ Reduced senior debt by $65 million

Guidance & Capital Structure

Full Year 2025 Guidance:

Revenue of $120 million

Cash flow positive

Net senior debt down to $100 million

Balance Sheet as of December 31, 2024:

89.9 million shares outstanding

$28 million Series B Convertible Preferred Stock[1]

$153 million of senior debt

$31 million of cash


PLAYBOY
OCTOBER 2015

[1] Converted 25% of the Series B Convertible Preferred Stock into common stock in 1Q'25

Legal Disclaimer

USE OF PROJECTIONS

This Presentation contains projected (or 'pro forma') financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information or pro forma financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES

The financial information, data and projections contained in this Presentation do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any flings made by the Company with the SEC or any amendments thereto, and such differences may be material. Unless the context otherwise requires, all references in this Presentation to the "Company," "we," "us" or "our" refer to PLBY Group, Inc. and its consolidated subsidiaries, including Playboy Enterprises, Inc. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing the Company's financial measures with other similar companies, some of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they may exclude significant expenses or revenue that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures.

In order to compensate for these limitations, management typically presents non-GAAP financial measures in connection with GAAP results. You should review the Company's audited financial statements and any reconciliations of non-GAAP measures to the closest GAAP measure, which may be included in this Presentation and/or the Company's filings with the SEC.

TRADEMARKS

This Presentation contains trademarks, service marks, trade names, copyrights and other information owned by the Company and other companies, which are the property of their respective owners. The use of third-party intellectual property or other information by the Company in this Presentation is used to describe past or current collaborations or press or social media mentions or depictions of the Company and its products and does not constitute an active affiliation with or endorsement by such third-party.

THANK YOU

Investor Relations Contact:
investors@playboy.com